UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Global Cash Access Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

EXPLANATORY NOTE

The purpose of this Schedule 14A filing of Global Cash Access Holdings, Inc. (the “Company”) is to amend the Company’s definitive Proxy Statement (the “Proxy Statement”) for its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on April 30, 2015 (the “Original Filing”), solely for the purpose of correcting an error in the second sentence on each of page 1 of the Notice of Annual Meeting of Stockholders and page 1 of the Proxy Statement with respect to the day of the week of the Annual Meeting.  The day and date of the Annual Meeting should read “Thursday, June 25, 2015” instead of “Tuesday, June 25, 2015.”

This Schedule 14A filing does not otherwise modify or update any other disclosures presented in the Original Filing.